GOLDMAN SACHS TRUST

Goldman Sachs Specialty Funds

Class A, B, C, Institutional and Service Shares of
Goldman Sachs Real Estate Securities Fund

Class A, C and Institutional Shares of

Goldman Sachs International Real Estate Securities Fund

Supplement dated August 7, 2007 to the

Prospectuses dated April 30, 2007

      At a Special Meeting of Shareholders held on August 3, 2007, the shareholders of each of Goldman Sachs Real Estate Securities Fund and Goldman Sachs International Real Estate Securities Fund (each, a “Fund,” and collectively, the “Funds”) voted to change the Fund’s subclassification under the Investment Company Act of 1940, as amended, from diversified to non-diversified and to eliminate a related fundamental investment restriction. Accordingly, the Funds’ Prospectuses are hereby revised as follows:

      In the section entitled Fund Investment Objectives and Strategies — Real Estate Securities Fund — Principal Investment Strategies, the first sentence of the first paragraph is deleted and replaced with the following:

The Fund invests, under normal circumstances, substantially all and at least 80% of its net assets plus any borrowings for investment purposes (measured at time of purchase) (“Net Assets”) in a portfolio of equity investments in issuers that are primarily engaged in or related to the real estate industry.

      In the section entitled Fund Investment Objectives and Strategies — International Real Estate Securities Fund — Principal Investment Strategies, the first sentence of the first paragraph is deleted and replaced with the following:

The Fund invests, under normal circumstances, substantially all and at least 80% of its net assets plus any borrowings for investment purposes (measured at time of purchase) (“Net Assets”) in a portfolio of equity investments in issuers that are primarily engaged in or related to the real estate industry (“real estate industry companies”) outside the United States.

      In the section with respect to each Fund entitled Fund Investment Objectives and Strategies — Principal Investment Strategies, the following paragraph is added at the end of the section:

The Fund is “non-diversified” under the Act, and may invest more of its assets in fewer issuers than “diversified” mutual funds. Therefore, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

      In the section entitled Principal Risks of the Funds, the following line is added to the table after the line labeled “Liquidity”:

International
	U.S. Equity		Structured	Real Estate	Real Estate
• Applicable	Dividend and	Tollkeeper	Tax-Managed	Securities	Securities
— Not applicable*	Premium Fund	Fund	Equity Fund	Fund	Fund

Non-Diversification	—	—	—	•	•

      In the section entitled Principal Risks of the Funds — Other Specific Risks, the following paragraph is added:

Non-Diversification Risk — Real Estate Securities Fund and International Real Estate Securities Fund are non-diversified, meaning that each Fund is permitted to invest more of its assets in fewer issuers than “diversified” mutual funds. Thus, each Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

This Supplement should be retained with the Prospectus

for future reference.

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SPECPROSTK 8-07